EXHIBIT 99.1

    Accrued Interest Date:                            Collection Period Ending:
    25-Oct-05                                                         31-Oct-05

    Distribution Date:        BMW Vehicle Owner Trust 2003-A           Period #
                              ------------------------------
    25-Nov-05                                                                31

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    Balances
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

                                                                                Initial                 Period End
        Receivables                                                      $1,643,640,298               $327,234,980
        Reserve Account                                                     $12,327,302                 $8,218,201
        Yield Supplement Overcollateralization                               $9,034,825                 $1,864,831
        Class A-1 Notes                                                    $380,000,000                         $0
        Class A-2 Notes                                                    $455,000,000                         $0
        Class A-3 Notes                                                    $470,000,000                         $0
        Class A-4 Notes                                                    $296,913,000               $292,677,676
        Class B Notes                                                       $32,692,000                $32,692,000

    Current Collection Period
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        Beginning Receivables Outstanding                                  $350,888,635
        Calculation of Total Distribution Amount
             Regular Principal Distributable Amount
                 Receipts of Scheduled Principal                            $14,945,002
                 Receipts of Pre-Paid Principal                              $8,365,043
                 Liquidation Proceeds                                          $166,884
                 Principal Balance Allocable to Gross Charge-offs              $176,726
             Total Receipts of Principal                                    $23,653,656

             Interest Distribution Amount
                 Receipts of Interest                                        $1,372,436
                 Servicer Advances                                               $3,376
                 Reimbursement of Previous Servicer Advances                         $0
                 Accrued Interest on Purchased Receivables                           $0
                 Recoveries                                                     $23,162
                 Net Investment Earnings                                        $22,978
             Total Receipts of Interest                                      $1,421,953

             Release from Reserve Account                                            $0

        Total Distribution Amount                                           $24,898,882

        Ending Receivables Outstanding                                     $327,234,980

    Servicer Advance Amounts
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        Beginning Period Unreimbursed Previous Servicer Advance                $111,207
        Current Period Servicer Advance                                          $3,376
        Current Reimbursement of Previous Servicer Advance                           $0
        Ending Period Unreimbursed Previous Servicer Advances                  $114,583

    Collection Account
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        Deposits to Collection Account                                      $24,898,882
        Withdrawals from Collection Account
             Servicing Fees                                                    $292,407
             Class A Noteholder Interest Distribution                          $657,145
             First Priority Principal Distribution                                   $0
             Class B Noteholder Interest Distribution                           $79,823
             Regular Principal Distribution                                 $23,505,679
             Reserve Account Deposit                                                 $0
             Unpaid Trustee Fees                                                     $0
             Excess Funds Released to Depositor                                $363,827
        Total Distributions from Collection Account                         $24,898,882


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    Excess Funds Released to the Depositor
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             Release from Reserve Account                                     $0
             Release from Collection Account                            $363,827
        Total Excess Funds Released to the Depositor                    $363,827

    Note Distribution Account
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        Amount Deposited from the Collection Account                 $24,242,648
        Amount Deposited from the Reserve Account                             $0
        Amount Paid to Noteholders                                   $24,242,648

    Distributions
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        Monthly Principal Distributable Amount                   Current Payment      Ending Balance      Per $1,000     Factor
        Class A-1 Notes                                                       $0                  $0           $0.00      0.00%
        Class A-2 Notes                                                       $0                  $0           $0.00      0.00%
        Class A-3 Notes                                              $19,270,355                  $0          $41.00      0.00%
        Class A-4 Notes                                               $4,235,324        $292,677,676          $14.26     98.57%
        Class B Notes                                                         $0         $32,692,000           $0.00    100.00%

        Interest Distributable Amount                            Current Payment          Per $1,000
        Class A-1 Notes                                                       $0               $0.00
        Class A-2 Notes                                                       $0               $0.00
        Class A-3 Notes                                                  $31,154               $0.07
        Class A-4 Notes                                                 $625,992               $2.11
        Class B Notes                                                    $79,823               $2.44



    Carryover Shortfalls
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                                                                          Prior
                                                                     Period Carryover     Current Payment    Per $1,000
        Class A-1 Interest Carryover Shortfall                                $0                  $0              $0
        Class A-2 Interest Carryover Shortfall                                $0                  $0              $0
        Class A-3 Interest Carryover Shortfall                                $0                  $0              $0
        Class A-4 Interest Carryover Shortfall                                $0                  $0              $0
        Class B Interest Carryover Shortfall                                  $0                  $0              $0


    Receivables Data
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                                                                Beginning Period       Ending Period
        Number of Contracts                                               30,132              29,178
        Weighted Average Remaining Term                                    24.45               23.52
        Weighted Average Annual Percentage Rate                            5.14%               5.13%

        Delinquencies Aging Profile End of Period                  Dollar Amount          Percentage
             Current                                                $287,427,680              87.84%
             1-29 days                                               $31,386,710               9.59%
             30-59 days                                               $6,074,337               1.86%
             60-89 days                                               $1,175,270               0.36%
             90-119 days                                                $286,572               0.09%
             120+ days                                                  $884,411               0.27%
             Total                                                  $327,234,980             100.00%
             Delinquent Receivables +30 days past due                 $8,420,589               2.57%


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        Write-offs
             Gross Principal Write-Offs for Current Period                     $176,726
             Recoveries for Current Period                                      $23,162
             Net Write-Offs for Current Period                                 $153,564

             Cumulative Realized Losses                                      $7,452,153


        Repossessions                                                     Dollar Amount               Units
             Beginning Period Repossessed Receivables Balance                  $817,976                  50
             Ending Period Repossessed Receivables Balance                     $864,559                  53
             Principal Balance of 90+ Day Repossessed Vehicles                 $179,113                  12



    Yield Supplement Overcollateralization
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        Beginning Period Required Amount                                     $2,012,808
        Beginning Period Amount                                              $2,012,808
        Ending Period Required Amount                                        $1,864,831
        Current Period Release                                                 $147,977
        Ending Period Amount                                                 $1,864,831
        Next Distribution Date Required Amount                               $1,722,557

    Reserve Account
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        Beginning Period Required Amount                                     $8,218,201
        Beginning Period Amount                                              $8,218,201
        Net Investment Earnings                                                 $22,978
        Current Period Deposit                                                       $0
        Current Period Release to Collection Account                                 $0
        Current Period Release to Depositor                                          $0
        Ending Period Required Amount                                        $8,218,201
        Ending Period Amount                                                 $8,218,201

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